Exhibit 10.36

LOAN AGREEMENT

between

EXMAR ENERGY NETHERLANDS BV

as the Lender

and

EXPRESS NV

as the Borrower

Date :                , 2014
Location: The Netherlands

LOAN AGREEMENT

This LOAN AGREEMENT (hereinafter “the Loan Agreement”) is dated                              2014 and made between:

(1)                                          EXMAR ENERGY NETHERLANDS BV a limited liability company incorporated under the laws of the Netherlands, having its registered office at De Hees 9, 5975NL SEVENUM, the Netherlands;

Hereinafter referred to as the “Lender”;

AND

(2)                                          EXPRESS NV, a limited liability company incorporated under the laws of Belgium, having its registered office at 2000 Antwerp (Belgium), De Gerlachekaai 20, registered with the Crossroad Bank for Enterprises (KBO) under company number 0878 453 279;

Hereinafter referred to as the “Borrower”;

The Lender and the Borrower are referred to collectively as the “Parties” and each individually as a “Party”.

WHEREAS

(A)         The Lender has agreed to make available to the Borrower two loans to assist the Borrower in refinancing part of the acquisition cost of the LNG Regasification vessel EXPRESS (“the Vessel”) on the terms and conditions provided in this Loan Agreement.

(B)          The other part of the acquisition cost of the Vessel is financed with a loan (“the GKFF Loan”) made available by GKFF Finance BV (“GKFF”) and a prepayment of hire by Excelerate Energy LP (“the Charterer”) under the charter party (“the Charter”) dated 10 January 2006 and made between the Borrower as owner and the Charterer in respect of the Vessel.

NOW THEREFORE, THE PARTIES HAVE AGREED AS FOLLOWS:

ARTICLE 1. LOANS

1.1                                        The Lender agrees to make available to the Borrower two loans to assist the Borrower in refinancing part of the acquisition cost of the Vessel, namely:

Loan 1 in the amount of US$ 74,353,673.00 and

Loan 2 in the amount of US$ 55,604,614.00 .

Loan 1 and Loan 2 or any amount outstanding hereunder from time to time are hereinafter referred to as the “Loans”.

1.2                                     Provided no Event of Default (as defined in Article 8 hereof) has occurred and is continuing, the Loans shall be made available to the Borrower on the date notified by the Borrower (“the Draw Down Date”)  and be applied by the Borrower to refinance part of the acquisition cost of the Vessel.

ARTICLE 2. INTEREST

2.1                                      Loan 1 shall bear interest at the rate set out hereunder from the dates it is made available until the date on which it is repaid in full. Such interest shall accrue from day to day and shall be calculated on the basis of a year of 360 days and the actual number of days elapsed.

Interest on Loan 1 shall accrue at a rate equal to the aggregate of LIBOR 3 months + 0.90% as applicable at each 3 months roll-over period (the “Floating Rate”).

2.2                                     Loan 2 shall bear interest at the rates set out below from the dates it is made available until the date on which it is repaid in full. Such interest shall accrue from day to day and shall be calculated on the basis of a year of 360 days and the actual number of days elapsed at the rate of 15% (fifteen percent) p.a.

2.3                                      If the Borrower fails to pay any amount payable by it under this Loan Agreement on its due date, interest shall accrue on the overdue amount from the due date up to the date of actual payment (both before and after judgment) at a rate two per cent higher than the rate referred to in Article 2 hereof.

ARTICLE 3. PAYMENTS

Any payment made by the Borrower to the Lender in respect of the Loans and Interest thereon shall be made by transfer in immediately available funds to such bank account as designated by the Lender from time to time, unless agreed otherwise. Such payments shall be made in US$ free and clear of any deduction or withholding in respect of taxes, duties, charges or whatsoever.  If the Borrower is required by law to make any deduction or withhold tax from any such payment, it shall be for the Lender’s account and withheld from the initial sum due in respect of such payment.

ARTICLE 4. REPAYMENT AND PREPAYMENT

Subject to the prior rights of the Lender’s Assignees (as defined in Article 5) under the first priority security referred to in Article 5 hereof, the Loans shall be repaid on an annuity basis quarterly in arrears with Interest on an annuity basis monthly in arrears, with the first payment on 31 December 2014, in accordance with the repayment schedule attached hereto as Annex 1.

The Borrower shall prepay the Loans in full in the following circumstances:

a)            if the Vessel is sold, on or before the date on which the sale is completed by delivery to the buyer; or

b)           if the Vessel becomes an actual, constructive, compromised or arranged total loss or is subject to any requisition for title or any compulsory acquisition by any governmental or other competent authority, or in the event of hijacking, theft, confiscation, forfeiture, seizure, condemnation, capture, restraint or disappearance, on the earlier of the date falling 180 days after such loss, requisition, acquisition or event and the date of payment of the proceeds of insurance relating to such loss, requisition, acquisition or event;  or

c)                  if at any time and or any reason whatsoever the Charterer is unable to pay hire when due under the Charter or if the Charter is terminated for any reason and in any such case no replacement time charter employment acceptable to the Lender and the Lenders’ Assignees is in place within 12 months after such termination; or

d)                 if the replacement time charter employment referred to above is terminated for any reason and no replacement time charter employment is in place in respect of the Vessel immediately upon such termination or at any time thereafter.

Any amounts received by the Borrower from the Charterer pursuant to clause 8.9(h) of the Charter shall be applied towards prepayment of the Loans and the balance, if any, shall be applied towards prepayment of the GKFF Loan.

ARTICLE 5. SECURITY

The Borrower shall at the request of the Lender grant first priority security to the Lender or to its assignees (“the Lenders Assignees”) to secure repayment of the Loans. Such first priority security shall comprise the following (each in such form as shall be agreed, in relation to which the approval of the Parties hereto shall not be unreasonably withheld): first priority assignment of the Charter, first priority charge on the Shares held by Exmar Energy Hong Kong Limited in the Borrower, first priority mortgage on the Vessel and a first priority assignment of the Vessel’s insurances and requisition compensation.

To secure repayment of the GKFF Loan and subject to the Borrower and GKFF entering into an intercreditor agreement with the Lender or the Lender’s Assignees, the Borrower may grant second priority security comprising the following: second priority assignment of the Charter, second priority mortgage on the Vessel, and a second priority assignment of the Vessel’s insurances and requisition compensation.

The Borrower’s obligation to repay the Prepaid Amount (as defined in the Charter) or (as applicable) an amount equal to the Surplus Prepayment (as defined in the Charter) and to pay sums due under section 39.2(b)(iv) of the Charter and also the Borrower’s obligation to repay any hire paid in advance but not earned, shall be secured by third priority security similar to the first and second priority security referred to above.

ARTICLE 6. ASSIGNMENT

6.1                                     The Lender may assign or pledge its rights and/or obligations hereunder.

6.2                                     The Borrower may not transfer its rights and/or obligations hereunder without the prior written consent of the Lender.

ARTICLE 7. COVENANT OF THE BORROWER

The Borrower undertakes to make available to the Lender such financial information as the Lender may reasonably request.

ARTICLE 8. EVENTS OF DEFAULT

Subject to the prior rights of the Lender’s Assignees, the Loans, Interest and any other sums due hereunder shall become immediately due and payable, without prior notice or other action by the Lender, in any of the following events (“Events of Default”) :

(i)                                           the Borrower fails to pay any sum due hereunder at the time, in the currency and in the manner specified herein; or

(ii)                                       the Borrower is unable to pay his debts as they fall due or files an application for bankruptcy or composition proceedings (“Wet continuïteit van de onderneming “); or

(iii)                                   any of the Borrower’s creditors takes action or other steps or institutes legal proceedings for the Borrower’s winding-up, dissolution, administration, bankruptcy or composition.

ARTICLE 9. MISCELLANEOUS

9.1                                     This Loan Agreement shall be binding upon and enure to the benefit of the Parties, their successors and assignees.

9.2                                     Each Party will bear its own costs and duties due in connection with the negotiation and preparation of this Loan Agreement.

9.3                                     All notifications under this Loan Agreement are validly made by facsimile with confirmation of receipt, registered mail or delivery by hand with confirmation of receipt. A notification is deemed to occur the date following the day of the sending of the notification.

9.4                                     If any of the provisions of this Loan Agreement is determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions, and any partially enforceable provisions to the extent enforceable, shall nevertheless be binding and enforceable.

9.5                                     Additions or amendments to this Loan Agreement shall become effective only if made in writing, unless mandatory law provides for more stringent form requirements.

9.6                                     This Loan Agreement and the legal relations between the Parties shall be deemed to be made and shall be construed in accordance with and governed in all respects by the laws of England.

9.7                                       Any dispute arising out or relating to this Loan Agreement shall be submitted to the exclusive jurisdiction of the competent court of London.

IN WITNESS WHEREOF, the Parties have caused this Loan Agreement to be duly initialed on each page, executed and delivered by their respective duly authorized representatives as of the date first above written, in two originals and each of the parties acknowledging the receipt of one original.

For and on behalf of EXMAR Energy Netherlands BV :		For and on behalf of Express NV:

____________________		____________________

Name:	Michel Rehim	Name:

Title:	Director	Title:

Annex 1

Repayment Schedule

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS
HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND
EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FIVE ASTERISKS (*****).

From	Til	Days	Quarter	Express Floating		Express Fixed		Total
				Outstanding	Outstanding	Outstanding	Outstanding	Total	Total
				Loan 1	Loan 2	Loan 1	Loan 2	outstanding	repayment

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